SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                            JANUARY 24, 2002
                            ----------------
            Date of Report (date of earliest event reported)


                     GLOBAL WATER TECHNOLOGIES, INC.
                     -------------------------------
         (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                      0-30917                  84-1148204
---------------               ------------            -------------------
(State or Other               (Commission             (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
Incorporation)


                       1767 DENVER WEST BOULEVARD
                         GOLDEN, COLORADO 80401
                         ----------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (303) 215-1100
                             --------------
                     (Registrant's telephone number,
                          including area code)

ITEM 5.  OTHER EVENTS
-------  ------------

     On January 24, 2002, the Company announced that, after ten months of serving as a consultant to the Company, Steven B. Rash had joined the Company as its President. As President, Mr. Rash is expected to focus his efforts on investment banking activities, as well as identifying strategic opportunities for growth. Mr. Rash brings to the Company more than 20 years of business and management experience that encompasses a variety of multi-national manufacturing and service industries with particular emphasis on domestic and international operations management, including P& L accountability. From 1995 - 2000, Mr. Rash was President and Chief Executive Officer of American BioMed, Inc., The Woodlands, Texas, a publicly held company. Approximately five months after Mr. Rash left American BioMed, American BioMed filed for protection under the Federal bankruptcy laws. From 1994-1995, Mr. Rash was Vice President of Operations of Blue Rhino Corporation, Winston-Salem, North Carolina, an industrial products manufacturer. From 1992-1994, Mr. Rash was Division President of Maxum Health Corporation, Winston-Salem, North Carolina, where he held profit and loss responsibility for the reorganization of an operating division of this diverse medical equipment and services corporation. Prior to 1992, Mr. Rash held executive positions with Intex Medical Technologies, Inc., and BOC Group, PLC. Mr. Rash received a B.S. degree in Business Administration from the University of Delaware in 1969, and an MBA degree from Southern Illinois University in 1976.

     Mr. Rash will also serve as Chief Financial Officer of the Company until the Company appoints a new CFO following Mr. Martin Hout's return to the position of controller of the Company.

     On February 14, 2002, the Company announced that Thomas M. Matthews had joined the Company's Board of Directors. Mr. Matthews was the Chairman and Chief Executive Officer of Avista Corporation, Spokane, Washington from 1998-2001, and the President of Dynegy Corporation, Houston, Texas from 1996-1998. From 1989 to 1996, Mr. Matthews held various executive positions with Texaco, Inc., Houston, Los Angeles and New York, including the position of Vice President of Texaco, Inc. Mr. Matthews also serves as a director of Environmental Power Corporation, a publicly held company.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL WATER TECHNOLOGIES, INC.


Dated: February 19, 2002           By: /s/ GEORGE A. KAST
                                      -------------------------------
                                      George A. Kast
                                      Chief Executive Officer

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